Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

FOURTH QUARTER AND FULL YEAR 2011 RESULTS

SANTA MONICA, CALIFORNIA, March 7, 2012 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and twelve-month periods ended December 31, 2011.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 8. Unaudited financial highlights are as follows:

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change
Net revenue	$49,972	$50,647	(1)%	$194,396	$200,476	(3)%
Operating expenses (1)	32,061	30,703	4%	125,101	122,848	2%
Corporate expenses (2)	4,267	7,368	(42)%	15,669	18,416	(15)%
Consolidated adjusted EBITDA (3)	14,343	16,697	(14)%	55,475	63,635	(13)%
Free cash flow (4)	$(1,817)	$6,215	NM	$5,862	$18,878	(69)%
Free cash flow per share, basic and diluted (4)	$(0.02)	$0.07	NM	$0.07	$0.22	(68)%
Net income (loss) applicable to common stockholders	$(2,032)	$(29,273)	(93)%	$(8,200)	$(18,086)	(55)%
Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.02)	$(0.35)	(94)%	$(0.10)	$(0.21)	(52)%
Weighted average common shares outstanding, basic and diluted	85,055,659	84,517,508		85,051,066	84,488,930

(1)	Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.4 million and $0.6 million of non-cash stock-based compensation for the three-month periods ended December 31, 2011 and 2010, respectively and $1.0 million and $1.4 million of non-cash stock-based compensation for the twelve-month periods ended December 31, 2011 and 2010, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and gain (loss) on debt extinguishment.
(2)	Corporate expenses include $0.6 million and $0.8 million of non-cash stock-based compensation for the three-month periods ended December 31, 2011 and 2010, respectively and $1.3 million and $1.6 million of non-cash stock-based compensation for the twelve-month periods ended December 31, 2011 and 2010, respectively.
(3)	Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our revolving credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.
(4)	Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense, capital expenditures and dividend payments. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on our $384 million aggregate principal amount of 8.750% senior secured first lien notes due 2017 (the “Notes”), less interest income and less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During 2011, we faced challenging comparisons to 2010, when we benefited from World Cup and political advertising revenue. We also continued to face a challenging advertising environment generally, as our advertising customers continue to make difficult choices in the current uncertain economic environment. Nonetheless, core advertising showed modest improvement during 2011. Our audience shares remain strong in the nation’s most densely populated Hispanic markets, and we believe we are well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our target audience.”

Repurchase of Outstanding Debt and Cash Dividend

The Company repurchased $16.2 million in aggregate principal amount of its 8.750% senior secured first lien notes due 2017 in open market transactions during the fourth quarter of 2011. The Company also declared and paid a special cash dividend of $0.06 per share to shareholders of the Company’s Class A, Class B and Class U common stock during the fourth quarter of 2011. The total amount of cash disbursed for the special dividend was $5.1 million.

Financial Results

Three Months Ended December 31, 2011 Compared to Three Months Ended December 31, 2010

(Unaudited)

	Three Months Ended December 31,
	2011	2010	% Change
Net revenue	$49,972	$50,647	(1)%
Operating expenses (1)	32,061	30,703	4%
Corporate expenses (1)	4,267	7,368	(42)%
Depreciation and amortization	4,481	4,765	(6)%
Impairment charge	—	36,109	(100)%

Operating income (loss)	9,163	(28,298)	NM
Interest expense, net	(9,303)	(9,257)	0%
Gain (loss) on debt extinguishment	(423)	—	NM

Income (loss) before income taxes	(563)	(37,555)	(99)%
Income tax (expense) benefit	(1,469)	8,478	NM

Net income (loss) before equity in net income (loss) of nonconsolidated affiliates	(2,032)	(29,077)	(93)%
Equity in net income (loss) of non consolidated affiliates	—	(196)	(100)%

Net income (loss)	$(2,032)	$(29,273)	(93)%

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue decreased to $50.0 million for the three-month period ended December 31, 2011 from $50.6 million for the three-month period ended December 31, 2010, a decrease of $0.6 million. Net revenue from our radio segment decreased $1.0 million and was primarily attributable to a decrease in political advertising revenue, which was not material in 2011. The decrease from our radio segment was partially offset by a $0.4 million increase from our television segment that was primarily attributable to an increase in local advertising and an increase in retransmission consent revenue, partially offset by a decrease in political advertising revenue, which was not material in 2011.

Entravision Communications

Operating expenses increased to $32.1 million for the three-month period ended December 31, 2011 from $30.7 million for the three-month period ended December 31, 2010, an increase of $1.4 million. The increase was primarily attributable to an increase in salary expense as a result of the partial restoration of employee salaries in 2011 and expenses associated with Lotus/Entravision Reps LLC, partially offset by a decrease in bad debt expense.

Corporate expenses decreased to $4.3 million for the three-month period ended December 31, 2011 from $7.4 million for the three-month period ended December 31, 2010, a decrease of $3.1 million. The decrease was primarily attributable to higher expenses in 2010 due to the creation of a reserve for a $3.0 million note receivable and accrued interest relating to the sale of our publishing segment in 2003, partially offset by the increase in interactive expenses and partial restoration of employee salaries in 2011.

Twelve Months Ended December 31, 2011 Compared to Twelve Months Ended December 31, 2010

(Unaudited)

	Twelve Months Ended December 31,
	2011	2010	% Change
Net revenue	$194,396	$200,476	(3)%
Operating expenses (1)	125,101	122,848	2%
Corporate expenses (1)	15,669	18,416	(15)%
Depreciation and amortization	18,653	19,229	(3)%
Impairment charge	—	36,109	(100)%

Operating income (loss)	34,973	3,874	NM
Interest expense, net	(37,647)	(24,169)	56%
Other income (loss)	687	—	NM
Gain (loss) on debt extinguishment	(423)	(987)	(57)%

Income (loss) before income taxes	(2,410)	(21,282)	(89)%
Income tax (expense) benefit	(5,790)	3,376	NM

Net income (loss) before equity in net income (loss) of nonconsolidated affiliates	(8,200)	(17,906)	(54)%
Equity in net income (loss) of nonconsolidated affiliates	—	(180)	(100)%

Net income (loss)	$(8,200)	$(18,086)	(55)%

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue decreased to $194.4 million for the year ended December 31, 2011 from $200.5 million for the year ended December 31, 2010, a decrease of $6.1 million. Of the overall decrease, $5.0 million came from our radio segment and was primarily attributable to the non-occurrence of advertising revenue from the World Cup in 2011 compared to 2010 and a decrease in political advertising revenue, which is not material in 2011. Additionally, $1.1 million of the overall decrease came from our television segment and was primarily attributable to a decrease in national advertising, the non-occurrence of advertising revenue from the World Cup in 2011 compared to 2010 and a decrease in political advertising revenue, which was not material in 2011, partially offset by an increase in retransmission consent revenue.

Operating expenses increased to $125.1 million for the twelve-month period ended December 31, 2011 from $122.8 million for the twelve-month period ended December 31, 2010, an increase of $2.3 million. The increase was primarily attributable to an increase in salary expense as a result of the partial restoration of employee salaries in 2011 and expenses associated with Lotus/Entravision Reps LLC, partially offset by a decrease in sales expenses associated with the decrease in net revenue.

Corporate expenses decreased to $15.7 million for the year ended December 31, 2011 from $18.4 million for the year ended December 31, 2010, a decrease of $2.7 million. The decrease was primarily attributable to higher expenses in 2010 due to the creation of a reserve for a $3.0 million note receivable and accrued interest relating to the sale of our publishing segment in 2003, partially offset by the increase in interactive expenses and partial restoration of employee salaries in 2011.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:

	Three Months Ended December 31,
	2011	2010	% Change
Net Revenue
Television	$34,140	$33,775	1%
Radio	15,832	16,872	(6)%

Total	$49,972	$50,647	(1)%

Operating Expenses (1)
Television	$18,706	$18,229	3%
Radio	13,355	12,474	7%

Total	$32,061	$30,703	4%

Corporate Expenses (1)	$4,267	$7,368	(42)%

Consolidated adjusted EBITDA (1)	$14,343	$16,697	(14)%

(1)	Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2011 fourth quarter and full year results on March 7, 2012 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay on the investor relations portion of the Company’s Web site located at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television, radio and digital operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico. Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 19 of the nation’s top 50 Hispanic markets. The company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations. Additionally, Entravision has a variety of cross-platform digital content and sales offerings designed to capitalize on the company’s leadership position within the Hispanic broadcasting community. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #

(Financial Table Follows)

Entravision Communications

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period Ended December 31,		Twelve-Month Period Ended December 31,
	2011	2010	2011	2010
Net revenue	$49,972	$50,647	$194,396	$200,476

Expenses:
Direct operating expenses	22,700	20,861	88,590	84,802
Selling, general and administrative expenses	9,361	9,842	36,511	38,046
Corporate expenses	4,267	7,368	15,669	18,416
Depreciation and amortization	4,481	4,765	18,653	19,229
Impairment charge	—	36,109	—	36,109

	40,809	78,945	159,423	196,602

Operating income (loss)	9,163	(28,298)	34,973	3,874
Interest expense	(9,304)	(9,258)	(37,650)	(24,429)
Interest income	1	1	3	260
Other income (loss)	—	—	687	—
Gain (loss) on debt extinguishment	(423)	—	(423)	(987)

Income (loss) before income taxes	(563)	(37,555)	(2,410)	(21,282)
Income tax (expense) benefit	(1,469)	8,478	(5,790)	3,376

Income (loss) before equity in net income (loss) of non consolidated affiliate	(2,032)	(29,077)	(8,200)	(17,906)
Equity in net income (loss) of nonconsolidated affiliate	—	(196)	—	(180)

Net income (loss) applicable to common stockholders	$(2,032)	$(29,273)	$(8,200)	$(18,086)

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.02)	$(0.35)	$(0.10)	$(0.21)

Weighted average common shares outstanding, basic and diluted	85,055,659	84,517,508	85,051,066	84,488,930

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three-Month Period Ended December 31,		Twelve-Month Period Ended December 31,
	2011	2010	2011	2010
Cash flows from operating activities:
Net income (loss)	$(2,032)	$(29,273)	$(8,200)	$(18,086)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	4,481	4,765	18,653	19,229
Impairment charge	—	36,109	—	36,109
Deferred income taxes	1,121	(8,556)	4,565	(4,342)
Amortization of debt issue costs	565	445	2,207	1,140
Amortization of syndication contracts	185	319	1,482	1,159
Payments on syndication contracts	(470)	(583)	(1,976)	(2,724)
Equity in net (income) loss of nonconsolidated affiliate	—	196	—	180
Non-cash stock-based compensation	984	1,367	2,343	2,970
Other (income) loss	—	—	(687)	—
(Gain) loss on debt extinguishment	423	—	423	934
Reserve for note receivable	—	3,018	—	3,018
Change in fair value of interest rate swap agreements	—	—	—	(12,188)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	—	214	809	(809)
(Increase) decrease in accounts receivable	(2,229)	3,951	(574)	2,091
(Increase) decrease in prepaid expenses and other assets	597	736	336	310
Increase (decrease) in accounts payable, accrued expenses and other liabilities	9,280	7,374	(1,770)	8,134

Net cash provided by (used in) operating activities	12,905	20,082	17,611	37,125

Cash flows from investing activities:
Purchases of property and equipment and intangibles	(1,982)	(1,572)	(8,524)	(8,650)
Purchase of a business	(10)	—	(598)	—

Net cash provided by (used in) investing activities	(1,992)	(1,572)	(9,122)	(8,650)

Cash flows from financing activities:
Proceeds from issuance of common stock	—	6	42	239
Payments on long-term debt	(16,071)	—	(17,071)	(362,949)
Termination of swap agreements	—	—	—	(4,039)
Dividend paid	(5,102)	—	(5,102)	—
Proceeds from borrowings on long-term debt	—	—	—	394,888
Payments of deferred debt and offering costs	—	(1,336)	(29)	(11,890)

Net cash provided by (used in) financing activities	(21,173)	(1,330)	(22,160)	16,249

Net increase (decrease) in cash and cash equivalents	(10,260)	17,180	(13,671)	44,724
Cash and cash equivalents:
Beginning	68,979	55,210	72,390	27,666

Ending	$58,719	$72,390	$58,719	$72,390

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period Ended December 31,		Twelve-Month Period Ended December 31,
	2011	2010	2011	2010
Consolidated adjusted EBITDA (1)	$14,343	$16,697	$55,475	$63,635
Interest expense	(9,304)	(9,258)	(37,650)	(24,429)
Interest income	1	1	3	260
Gain (loss) on debt extinguishment	(423)	—	(423)	(987)
Income tax (expense) benefit	(1,469)	8,478	(5,790)	3,376
Amortization of syndication contracts	(185)	(319)	(1,482)	(1,159)
Payments on syndication contracts	470	583	1,976	2,724
Non-cash stock-based compensation included in direct operating expenses	(74)	(142)	(229)	(454)
Non-cash stock-based compensation included in selling, general and administrative expenses	(340)	(455)	(812)	(897)
Non-cash stock-based compensation included in corporate expenses	(570)	(770)	(1,302)	(1,619)
Depreciation and amortization	(4,481)	(4,765)	(18,653)	(19,229)
Impairment charge	—	(36,109)	—	(36,109)
Other income (loss)	—	—	687	—
Reserve for note receivable	—	(3,018)	—	(3,018)
Equity in net income (loss) of nonconsolidated affiliates	—	(196)	—	(180)

Net income (loss)	(2,032)	(29,273)	(8,200)	(18,086)
Depreciation and amortization	4,481	4,765	18,653	19,229
Impairment charge	—	36,109	—	36,109
Deferred income taxes	1,121	(8,556)	4,565	(4,342)
Amortization of debt issue costs	565	445	2,207	1,140
Amortization of syndication contracts	185	319	1,482	1,159
Payments on syndication contracts	(470)	(583)	(1,976)	(2,724)
Equity in net (income) loss of nonconsolidated affiliate	—	196	—	180
Non-cash stock-based compensation	984	1,367	2,343	2,970
Other (income) loss	—	—	(687)	—
(Gain) loss on debt extinguishment	423	—	423	934
Reserve for note receivable	—	3,018	—	3,018
Change in fair value of interest rate swap agreements	—	—	—	(12,188)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	—	214	809	(809)
(Increase) decrease in accounts receivable	(2,229)	3,951	(574)	2,091
(Increase) decrease in prepaid expenses and other assets	597	736	336	310
Increase (decrease) in accounts payable, accrued expenses and other liabilities	9,280	7,374	(1,770)	8,134

Net cash provided by (used in ) operating activities	$12,905	$20,082	$17,611	$37,125

(1)	Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Net Income (Loss)

(In thousands; unaudited)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period Ended December 31,		Twelve-Month Period Ended December 31,
	2011	2010	2011	2010
Consolidated adjusted EBITDA (1)	$14,343	$16,697	$55,475	$63,635
Net interest expense (1)	8,738	8,812	35,440	36,391
Cash paid for income taxes	348	78	1,225	966
Capital expenditures (2)	1,972	1,592	7,846	7,400
Cash dividend	5,102	—	5,102	—

Free cash flow (1)	(1,817)	6,215	5,862	18,878
Capital expenditures (2)	1,972	1,592	7,846	7,400
Cash dividend	5,102	—	5,102	—
Non-cash interest (expense) income relating to amortization of debt finance costs and interest rate swap agreements	(565)	(445)	(2,207)	12,222
Non-cash income tax (expense) benefit	(1,121)	8,556	(4,565)	4,342
Gain (loss) on debt extinguishment	(423)	—	(423)	(987)
Amortization of syndication contracts	(185)	(319)	(1,482)	(1,159)
Payments on syndication contracts	470	583	1,976	2,724
Other income (loss)	—	—	687	—
Non-cash stock-based compensation included in direct operating expenses	(74)	(142)	(229)	(454)
Non-cash stock-based compensation included in selling, general and administrative expenses	(340)	(455)	(812)	(897)
Non-cash stock-based compensation included in corporate expenses	(570)	(770)	(1,302)	(1,619)
Depreciation and amortization	(4,481)	(4,765)	(18,653)	(19,229)
Impairment charge	—	(36,109)	—	(36,109)
Reserve for note receivable	—	(3,018)	—	(3,018)
Equity in net income (loss) of nonconsolidated affiliates	—	(196)	—	(180)

Net income (loss)	$(2,032)	$(29,273)	$(8,200)	$(18,086)

(1)	Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1.
(2)	Capital expenditures is not part of the consolidated statement of operations.